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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in Registration Statement No. 333-36277 of Citadel Holding Corporation on Form S-8 of our report dated April 6, 2001, appearing in this Annual Report on Form 10-K of Citadel Holding Corporation for the year ended December 31, 2000.

                                          Deloitte & Touche LLP

Los Angeles, California
April 6, 2001